   As filed with the Securities and Exchange Commission on December 22, 1997

                                                    Registration No. 333-_______
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                            -------------------------

                           WESTERN DIGITAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)


              DELAWARE                                     95-2647125
   -------------------------------                      -------------------
   (State or Other Jurisdiction of                      (I.R.S. Employer
   Incorporation or Organization)                       Identification No.)

                            -------------------------

                            8105 IRVINE CENTER DRIVE
                            IRVINE, CALIFORNIA 92618
                                 (714) 932-5000
--------------------------------------------------------------------------------
               (Address, including Zip Code, and Telephone Number, including Area Code, of Registrant's Principal Executive Offices)

                            -------------------------

                           WESTERN DIGITAL CORPORATION
                        1993 EMPLOYEE STOCK PURCHASE PLAN
--------------------------------------------------------------------------------
                              (Full Title of Plan)

                            -------------------------

                              MICHAEL A. CORNELIUS
               VICE PRESIDENT, LAW & ADMINISTRATION AND SECRETARY
                           WESTERN DIGITAL CORPORATION
                            8105 IRVINE CENTER DRIVE
                            IRVINE, CALIFORNIA 92618
                                 (714) 932-5000
--------------------------------------------------------------------------------
            (Name, Address, including Zip Code, and Telephone Number,
                   including Area Code, of Agent for Service)

                           -------------------------

                         CALCULATION OF REGISTRATION FEE

===================================================================================================================
                                                                  PROPOSED           PROPOSED
                                                                  MAXIMUM             MAXIMUM
                                              AMOUNT              OFFERING           AGGREGATE         AMOUNT OF
           TITLE OF SECURITIES                 TO BE             PRICE PER           OFFERING         REGISTRATION
            TO BE REGISTERED               REGISTERED(1)          SHARE(2)           PRICE(2)             FEE
-------------------------------------------------------------------------------------------------------------------
              Common Stock,                  2,000,000            $15-1/16          $30,125,000        $8,886.88
        par value $0.01 per share
===================================================================================================================

(1) Pursuant to Rule 416(a), this Registration Statement also covers shares issued pursuant to antidilution provisions set forth in the Plan.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rules 457(c) and 457(h) and based on the average of the high and the low price of the Common Stock of Western Digital as reported on December 19, 1997 on the New York Stock Exchange.

================================================================================

                                  INTRODUCTION

         This Registration Statement on Form S-8 is filed by Western Digital Corporation, a Delaware corporation (the "Company"), and relates to an additional 2,000,000 shares of Common Stock issuable pursuant to the Company's 1993 Employee Stock Purchase Plan, and consists of only those items required by General Instruction E to Form S-8.

            INCORPORATION OF PREVIOUSLY FILED REGISTRATION STATEMENT

         The contents of the Registration Statement on Form S-8 (Registration No. 33-51725) filed with the Securities and Exchange Commission on December 28, 1993 and the contents of the Post-Effective Amendment thereto filed with the Securities and Exchange Commission on June 17, 1997, are incorporated herein by reference and made a part hereof.

ITEM 8.  EXHIBITS.

Exhibit No.       Description
-----------       -----------

     4.1 Amended and Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.4.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 29, 1997, as filed with the Securities and Exchange Commission on May 9, 1997).

     4.2          Bylaws of the Company (incorporated by reference to Exhibit
                  3.2.2 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 29, 1997, as filed with the Securities and Exchange Commission on May 9, 1997).

     4.3 Western Digital Corporation 1993 Employee Stock Purchase Plan, as amended on November 13, 1997.

     5            Opinion of Gibson, Dunn & Crutcher LLP.

    23.1          Consent of KPMG Peat Marwick LLP, independent auditors.

    23.2 Consent of Gibson, Dunn & Crutcher LLP (contained in Exhibit 5 hereto).

    24            Power of Attorney (contained on signature page hereto).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvine, State of California, on December 22, 1997.


                                            WESTERN DIGITAL CORPORATION


                                            By: /s/ CHARLES A. HAGGERTY
                                                --------------------------------
                                                Charles A. Haggerty
                                                Chairman of the Board, President
                                                and Chief Executive Officer


                                POWER OF ATTORNEY

         Each person whose signature appears below constitutes and appoints CHARLES A. HAGGERTY and MICHAEL A. CORNELIUS his or her true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


    NAME AND SIGNATURE                               TITLE                                   DATE
    ------------------                               -----                                   ----
/s/ CHARLES A. HAGGERTY                     Chairman of the Board, President           December 22, 1997
------------------------------------        and Chief Executive Officer
Charles A. Haggerty                         (Principal Executive Officer)

/s/ DUSTON M. WILLIAMS
------------------------------------        Senior Vice President, Finance             December 22, 1997
Duston M. Williams                          and Chief Financial Officer
                                            (Principal Financial and
                                            Accounting Officer)


/s/ JAMES A. ABRAHAMSON                     Director                                   December 22, 1997
------------------------------------
James A. Abrahamson

/s/ PETER D. BEHRENDT                       Director                                   December 12, 1997
------------------------------------
Peter D. Behrendt




                                            Director                                    ___________, 1997
------------------------------------
I.M. Booth

/s/ IRWIN FEDERMAN                          Director                                    December 22, 1997
------------------------------------
Irwin Federman

/s/ ANDRE R. HORN                           Director                                    December 22, 1997
------------------------------------
Andre R. Horn

/s/ ANNE O. KRUEGER                         Director                                    December 15, 1997
------------------------------------
Anne O. Krueger

                                            Director                                    ___________, 1997
------------------------------------
Thomas E. Pardun

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

     4.1 Amended and Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.4.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 29, 1997, as filed with the Securities and Exchange Commission on May 9, 1997).

     4.2          Bylaws of the Company (incorporated by reference to Exhibit
                  3.2.2 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 29, 1997, as filed with the Securities and Exchange Commission on May 9, 1997).

     4.3 Western Digital Corporation 1993 Employee Stock Purchase Plan, as amended on November 13, 1997.

     5            Opinion of Gibson, Dunn & Crutcher LLP.

    23.1          Consent of KPMG Peat Marwick LLP, independent auditors.

    23.2 Consent of Gibson, Dunn & Crutcher LLP (contained in Exhibit 5 hereto).

    24            Power of Attorney (contained on signature page hereto).